SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) March 30, 2001




                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
               (Exact name of registrant as specified in charter)




 Massachusetts                       0-13520                04-2828131
 (State or other                  (Commission file          (IRS employer
 jurisdiction of                     number)                identification no.)
 incorporation)




100 Second Avenue,  Needham, MA                               02494
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code: (781) 444-5251

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

 (b) Pro Forma Financial Information.

LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

     Pro Forma Condensed Statement of Operations - Year ended December 31, 2000               4
     Notes to Pro Forma Condensed Consolidated Statement of Operations                        5












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



                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                     Pro Forma Condensed Financial Statement






The following unaudited Pro Forma Condensed Financial Statement is based on the historical consolidated financial information of Liberty Housing Partners Limited Partnership (the "Partnership"), adjusted to give effect to the disposition of the Partnership's limited partnership interests in Oxford Homes for the Elderly, Ltd. ("Oxford"), Williamston Homes for the Elderly, Ltd. ("Williamston") and Fuquay-Varina Homes for the Elderly, Ltd. ("Fuquay-Varina"). No Pro Forma Statement of Net Assets in Liquidation as of March 31, 2001 or Statement of Changes of Net Assets in Liquidation for the period from January 1, 2001 to March 31, 2001 are supplied as the Partnership's historical Statement of Net Assets in Liquidation as of March 31, 2001 and the Statement of Changes of Net Assets in Liquidation for the period from January 1, 2001 to March 31, 2001 already reflect these transactions. The Pro Forma Condensed Statement of Operations gives effect to the dispositions as though the transactions had occurred as of January 1, 2000.

The pro forma adjustments are based upon available data and certain assumptions that the Partnership's management believes are reasonable. The unaudited Pro Forma Condensed Financial Statement is not necessarily indicative of the Partnership's financial position or results of operations that might have occurred had the aforementioned transactions been completed as of the date indicated above and does not purport to represent what the Partnership's financial position or results of operations might be for any future period or date. The unaudited Pro Forma Condensed Financial Statement should be read in conjunction with the historical financial statements of the Partnership.


                                     LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                     Pro Forma Condensed Statement of Operations
                                                     (Unaudited)


                                                              Historical
                                                               for the                                Pro Forma
                                                              year ended                               for the
                                                             December 31,        Pro Forma           year ended
                                                                 2000           Adjustments       December 31, 2000
                                                           ---------------------------------------------------------

Interest income                                              $    22,805                            $    22,805

Expenses:
   Interest expense                                              688,199        $ (181,350) (1)         506,849

 General and administrative expenses:
   Affiliates                                                     98,025                                 98,025
   Other                                                          56,257                                 56,257
                                                             -----------------------------          -----------
Total expenses
                                                                 842,481          (181,350)             661,131

Loss before other income and equity in income (loss) of
   Local Limited Partnership investments                        (819,676)          181,350             (638,326)

Other income:
  Gain on sale of investment in Osuna Apartments               2,432,299                              2,432,299
  Gain on sale of investments in Oxford, Williamston and
   Fuquay-Varina                                                                 2,139,502  (3)       2,139,502
                                                             -----------------------------          -----------

Income before equity in income (loss) of Local Limited
   Partnership Investments                                     1,612,623         2,320,852            3,933,475

Equity in income (loss) of Local Limited Partnership               8,594           (55,525) (2)         (46,931)
                                                             -----------------------------          -----------
   investments

Net income (loss)                                            $ 1,621,217       $ 2,265,327          $ 3,886,544
                                                             =============================          ===========

Limited partners' interest in net income                     $ 1,605,005                            $ 3,847,678
                                                             ===========                            ===========

Weighted average number of units outstanding used in
   computing basic net income/ (loss) per Limited
   Partnership unit                                               21,564                                 21,564
                                                             ===========                            ===========

Basic Net Income/(Loss) per Limited Partnership Unit         $     74.43                            $    178.43
                                                             ===========                            ===========




                                               See accompanying notes.



                            LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                       Notes to Pro Forma Condensed Statements of Operations




Pro forma adjustments include adjustments necessary to reflect the disposition of the Partnership's investments in Oxford, Williamston and Fuquay-Varina. A description of the pro forma adjustments is as follows:

                                                                                   Year ended
                                                                                December 31, 2000
                                                                              --------------------


(1)   To reverse interest expense on the related Purchase Money Notes             $      181,350
                                                                                  ==============

(2)   To reverse equity in income of Oxford, Williamston and Fuquay-Varina
                                                                                  $       55,525
                                                                                  ==============


(3) To record the gain on disposition of the investment in Oxford, Williamston and Fuquay-Varina, as follows:

             Cash received                                                        $      148,485
             Liability for Purchase Money Notes, current maturities,  assumed
               by purchaser                                                            2,480,427
             Liability for accrued interest payable assumed by purchaser                 110,884
             Less: Investment in local limited partnership interest sold                (517,302)
             Less: consulting fees paid in connection with the disposition               (71,723)
             Less: professional fees and reimbursed expenses                             (11,269)
                                                                                  --------------
             Gain on sale of investment in Oxford, Williamston and
               Fuquay-Varina                                                       $   2,139,502
                                                                                  ==============


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

                                By:    TNG Properties Inc.
                                       Managing General Partner



                                By:    /s/  Wilma R. Brooks
                                       Chief Financial Officer


Date: June 1, 2001



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